SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  November 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-S6)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-19              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-S6 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On November 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 27, 2002           By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on November 25, 2002



                    CSFB Mortgage Pass-Through Certificates, Series 2002-S6
                                Statement to Certificate Holders
                                      November 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1      50,000,000.00              0.00            0.00           0.00             0.00    0.00        0.00                0.00
A_2     138,500,000.00     94,352,863.56    9,045,124.45     177,121.29     9,222,245.74    0.00        0.00       85,307,739.11
A_3     180,750,000.00    169,670,773.09   13,997,748.36     883,701.94    14,881,450.30    0.00        0.00      155,673,024.73
A_4      45,000,000.00     30,656,165.05    2,938,849.10      60,188.27     2,999,037.37    0.00        0.00       27,717,315.95
A_5      50,000,000.00     34,062,405.62    3,265,387.89      78,608.46     3,343,996.35    0.00        0.00       30,797,017.73
A_R             100.00              0.00            0.00           0.00             0.00    0.00        0.00                0.00
M_1      54,000,000.00     54,000,000.00            0.00     150,195.00       150,195.00    0.00        0.00       54,000,000.00
M_2      32,750,000.00     32,750,000.00            0.00     115,061.67       115,061.67    0.00        0.00       32,750,000.00
BA        7,000,000.00      7,000,000.00            0.00      32,128.06        32,128.06    0.00        0.00        7,000,000.00
BF       10,000,000.00     10,000,000.00            0.00      50,000.00        50,000.00    0.00        0.00       10,000,000.00
P               100.00            100.00            0.00     218,867.25       218,867.25    0.00        0.00              100.00
TOTALS  568,000,200.00    432,492,307.32   29,247,109.80   1,765,871.94    31,012,981.74    0.00        0.00      403,245,197.52

A_IO    176,000,000.00    110,200,000.00            0.00     642,833.33       642,833.33    0.00        0.00      104,000,000.00
X_1     568,000,200.00    442,104,237.85            0.00           6.83             6.83    0.00        0.00      413,771,867.87
X_2               0.00              0.00            0.00           0.00             0.00    0.00        0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1    22540VVU3        0.00000000       0.00000000        0.00000000        0.00000000       0.00000000     A_1     3.289000 %
A_2    22540VVV1      681.24811235      65.30775776        1.27885408       66.58661184     615.94035458     A_2     2.180000 %
A_3    22540VVW9      938.70413881      77.44259120        4.88908404       82.33167524     861.26154761     A_3     6.250000 %
A_4    22540VVX7      681.24811222      65.30775778        1.33751711       66.64527489     615.94035444     A_4     2.280000 %
A_5    22540VVY5      681.24811240      65.30775780        1.57216920       66.87992700     615.94035460     A_5     2.680000 %
A_R    22540VWA6        0.00000000       0.00000000        0.00000000        0.00000000       0.00000000     A_R     9.573924 %
M_1    22540VWB4    1,000.00000000       0.00000000        2.78138889        2.78138889   1,000.00000000     M_1     3.230000 %
M_2    22540VWC2    1,000.00000000       0.00000000        3.51333344        3.51333344   1,000.00000000     M_2     4.080000 %
BA     22540VWD0    1,000.00000000       0.00000000        4.58972286        4.58972286   1,000.00000000     BA      5.330000 %
BF     22540VWE8    1,000.00000000       0.00000000        5.00000000        5.00000000   1,000.00000000     BF      6.000000 %
P      22540VC26    1,000.00000000       0.00000000  ################  ################   1,000.00000000     P       9.573924 %
TOTALS                761.42985041      51.49137236        3.10892838       54.60030074     709.93847805

A_IO   22540VVZ2      626.13636364       0.00000000        3.65246210        3.65246210     590.90909091     A_IO    7.000000 %
X_1    22540VC34      778.35225736       0.00000000        0.00001202        0.00001202     728.47134186     X_1     0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                               November 25, 2002


Sec. 4.06(i)    Principal Remittance Amount (Total)                                             27,266,888.27
                Group 1                                                                         12,977,230.30
                Group 2                                                                         14,289,657.97

                Scheduled Principal Payments (Total)                                               366,238.38
                Group 1                                                                            209,365.57
                Group 2                                                                            156,872.81

                Principal Prepayments (Total)                                                   26,136,393.94
                Group 1                                                                         12,431,797.07
                Group 2                                                                         13,704,596.87

                Curtailments (Total)                                                               484,312.44
                Group 1                                                                            245,217.84
                Group 2                                                                            239,094.60

                Cutailment Interest Adjustments (Total)                                              1,749.28
                Group 1                                                                              1,301.38
                Group 2                                                                                447.90

                Repurchase Principal (Total)                                                             0.00
                Group 1                                                                                  0.00
                Group 2                                                                                  0.00

                Substitution Amounts (Total)                                                             0.00
                Group 1                                                                                  0.00
                Group 2                                                                                  0.00

                Net Liquidation Proceeds (Total)                                                   182,245.30
                Group 1                                                                                  0.00
                Group 2                                                                            182,245.30

                Other Principal Adjustments (Total)                                                   -109.26
                Group 1                                                                                -15.42
                Group 2                                                                                -93.84

                Gross Interest (Total)                                                           4,477,542.80
                Group 1                                                                          2,316,176.05
                Group 2                                                                          2,161,359.92

                Recoveries From Prior Loss Determinations (Total)                                   96,058.19
                Group 1                                                                             89,563.86
                Group 2                                                                              6,494.33

                Reimbursements of Non-Recoverable Advances Previously Made (Total)                 102,872.71
                Group 1                                                                             34,334.22
                Group 2                                                                             68,538.49

                Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)                     0.00
                Group 1                                                                                  0.00
                Group 2                                                                                  0.00


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -7-

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            November 25, 2002

Sec. 4.06(vi)   Number of Loans with Respect to which Prepayment Penalties were Collected (Total)               99
                Group 1                                                                                         64
                Group 2                                                                                         35

                Balance of Loans with Respect to which Prepayment Penalties were Collected (Total)    4,511,112.33
                Group 1                                                                               2,344,511.90
                Group 2                                                                               2,166,600.43

                Amount of Prepayment Penalties Collected (Total)                                        218,866.45
                Group 1                                                                                 112,447.33
                Group 2                                                                                 106,419.12

Sec. 4.06(iv)   Beginning Number of Loans Outstanding (Total)                                               10,533
                Group 1                                                                                      7,264
                Group 2                                                                                      3,269

                Beginning Aggregate Loan Balance (Total)                                            442,104,237.85
                Group 1                                                                             227,840,851.23
                Group 2                                                                             214,263,386.62

                Ending Number of Loans Outstanding (Total)                                                   9,948
                Group 1                                                                                      6,892
                Group 2                                                                                      3,056

                Ending Aggregate Loan Balance (Total)                                               413,771,867.87
                Group 1                                                                             214,685,895.07
                Group 2                                                                             199,085,972.80

Sec. 4.06(v)    Servicing Fees including Credit Risk Manager Fee and FSA Premium(Total)                 202,576.60
                Group 1                                                                                 104,396.80
                Group 2                                                                                  98,179.80

                Trustee Fee (Total)                                                                       2,026.31
                Group 1                                                                                   1,044.27
                Group 2                                                                                     982.04

Sec. 4.06(vii)  Current Advances (Total)                                                                        N/A
                Group 1                                                                                         N/A
                Group 2                                                                                         N/A

                Aggregate Advances (Total)                                                                      N/A
                Group 1                                                                                         N/A
                Group 2                                                                                         N/A


                                      -8-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            November 25, 2002


Sec. 4.06(viii) Delinquent Mortgage Loans

                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          93             3,140,961.74            1.46 %
                2 Month          59             1,834,691.95            0.85 %
                3 Month          71             2,468,248.15            1.15 %
                Total           223             7,443,901.84            3.46 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          53              3,493,883.75           1.75 %
                2 Month          40              2,836,585.84           1.42 %
                3 Month          94              6,037,130.54           3.03 %
                Total           187             12,367,600.13           6.20 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         146              6,634,845.49           1.60 %
                2 Month          99              4,671,277.79           1.13 %
                3 Month         165              8,505,378.69           2.06 %
                Total           410             19,811,501.97           4.79 %

                * Delinquent Bankruptcies are included in the table above.


                Bankruptcies

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                 45              1,422,912.33                 0.66 %


                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                 18                852,919.74                 0.43 %


                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                 63              2,275,832.07                 0.55 %

                * Only Current Bankruptcies are reflected in the table above.


                Balance of Bankruptcies delinquent 31 to 60 days (Total)                        260,524.46
                Group 1                                                                         151,257.37
                Group 2                                                                         109,267.09

                * Above figures provided for calculation of Rolling Three Month Delinquency Rate.


                Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                 5                216,447.59                 0.10 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                 7                490,160.63                 0.25 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                 12                706,608.22                 0.17 %



                                    -9-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                           November 25, 2002

Sec. 4.06(xi)   REO Properties

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

Section 4.06(xii)       Current Realized Losses (Total)                                               1,161,539.90
                        Group 1                                                                         267,289.72
                        Group 2                                                                         894,250.18

                        Cumulative Realized Losses (Total)                                            7,600,105.06
                        Group 1                                                                       1,397,720.42
                        Group 2                                                                       6,202,384.64

Sec. 4.06(xiv)  Amount on Deposit in Pre-Funding Account (Total)                                              0.00
                Group 1                                                                                       0.00
                Group 2                                                                                       0.00

Sec. 4.06(xiv)  Capitalized Interest Requirement (Total)                                                      0.00
                Group 1                                                                                       0.00
                Group 2                                                                                       0.00

Sec. 4.06(xv)   Insured Payments (Total)                                                                      0.00
                Group 1                                                                                       0.00
                Group 2                                                                                       0.00

Trigger Event   Trigger Event Occurrence (Is Rolling 3 Month Delinquency Rate > 15.5% of Sr. Enhancement%?)     NO
                Rolling 3 Month Delinquency Rate                                                          3.24051 %
                Sr. Enhancement Percentage x 15.5%                                                        4.18500 %

O/C Reporting   Targeted Overcollateralization Amount                                                21,300,003.75
                Ending Overcollateralization Amount                                                  10,526,670.35
                Ending Overcollateralization Deficiency                                              10,773,333.40
                Overcollateralization Release Amount                                                          0.00
                Monthly Excess Interest                                                               1,980,221.53
                Payment to Class X-1                                                                          6.83


                                    -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
